UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2016

Brainstorm Cell Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36641	20-7273918
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3 University Plaza Drive, Suite 320
Hackensack, NJ	07601
(Address of principal executive offices)	(Zip Code)

(201) 488-0460

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On July 18, 2016, at 10:00 a.m. Eastern Time, Brainstorm Cell Therapeutics Inc. (the “Company”) will hold a conference call to discuss results from the Company’s recently completed Phase 2 Study of NurOwn® in Patients with ALS. Notice of this conference call was previously given on July 14, 2016 via press release, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

The slides that will be used for the presentation will be posted on the Company’s website (www.brainstorm-cell.com) at the time of the conference call. A copy of the slides is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On July 18, 2016, the Company issued a press release announcing the results of the Company’s recently completed Phase 2 Study of NurOwn® in Patients with ALS. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 14, 2016
99.2	Presentation slides of Brainstorm Cell Therapeutics Inc. dated July 18, 2016
99.3	Press Release dated July 18, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2016	Brainstorm Cell Therapeutics Inc.

	By:	/s/ Chaim Lebovits
Chaim Lebovits
Chief Executive Officer and President